STRALEM FUND

Stralem Balanced Fund
Stralem Equity Fund

Supplement dated July 6, 2006
To the Statement of Additional Information dated February 29, 2006

The following sentence is added to the end of the paragraph under the heading “Additional Information on Purchase, Redemption and Pricing of Shares” on page 12 of Stralem Fund’s Statement of Additional Information:

In connection with the sale of shares of the Funds, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Funds. This referral fee is paid by the Adviser from its own resources based on the assets invested in the Funds attributable to the solicitor, financial adviser or other person. No portion of this referral fee is paid by the Funds.